Exhibit 99.1

Intellinetics Grows Revenues 55% in Q1 2023

SaaS Revenue more than doubled, Now at 30% of Total Revenue

COLUMBUS, OH – May 15, 2023 – Intellinetics, Inc. (NYSE American: INLX), a digital transformation solutions provider, announced financial results for the three months ended March 31, 2023.

2023 First Quarter Financial Highlights

●	Total Revenue increased 55% over the same period in 2022.
●	Software as a Service revenue increased 187% over the same period in 2022.
●	SaaS revenue increased to 30% of revenue compared to 16% of revenue for the same period in 2022.
●	Net Income was $112,563, or $0.03 per fully diluted share, compared to net loss of $20,126, or $(0.01) per fully diluted share, for the same period in 2022.
●	Adjusted EBITDA increased 48% to $629,879, compared to $424,492 from the same period in 2022.

	Three months ended March 31, 2023	Three months ended March 31, 2022
Revenues by revenue source
Sale of software	$15,293	$64,491
Software as a service	1,238,432	431,221
Software maintenance services	349,542	336,602
Professional services	2,299,289	1,587,948
Storage and retrieval services	284,277	283,250
Total revenues	$4,186,833	$2,703,512

James F. DeSocio, President & CEO of Intellinetics, stated, “Intellinetics continues to deliver double-digit revenue increases, both from organic growth and prior acquisitions, with most of the increase tied to higher-margin, recurring SaaS revenue. This growth, combined with rigorous expense management and a strong overall recurring revenue base, enabled us to deliver a 48% increase in Adjusted EBITDA and positive net income. Today, Intellinetics has built a stable, profitable platform for continued robust growth as we capture share in large, and largely underserved, markets.”

“Our profitability comes even after investments in technology and marketing initiatives designed to broaden industry awareness in our solutions and improve sales execution,” continued Mr. DeSocio. “We continue to broaden our portfolio of products with IntelliCloud™ Payables Automation System (IPAS) which automates the entire invoice-to-pay-to-reconciliation AP process. Embedding our technology with ERP platforms enables us to enter new markets and scale customer acquisition. Cross-selling remains a key area of focus, and we are seeing tangible progress in expanding our wallet-share with clients. We expect to continue to grow, adding new customers and expanding relationships with existing customers, throughout 2023.”

Summary – 2023 First Quarter Results

Revenues for the three months ended March 31, 2023 were $4,186,833 as compared with $2,703,512 for the same period in 2022. The 55% increase was largely driven by our acquisition of Yellow Folder in April 2022 combined with strong organic professional services growth in our Document Conversion segment. In addition to our acquisition growth and professional services growth, our SaaS and software maintenance revenues continued to grow. Intellinetics reported net income of $112,563 for the three months ended March 31, 2023 compared to net loss of $20,126 for the same period in 2022, representing an improvement of $132,689. Basic and diluted net income per share for the three months ended March 31, 2023 was $0.03. Basic and diluted net loss per share for the three months ended March 31, 2022 was $0.01. Our adjusted EBITDA improved year over year by $205,387, which was driven by improved operations and demonstrates the value of the 2022 acquisition.

2023 Outlook

Based on management’s current plans and assumptions, the Company expects to continue to grow revenues and Adjusted EBITDA on a year-over-year basis for 2023.

Conference Call

Intellinetics is holding a conference call to discuss these results on Monday, May 15, 2023, at 4:30 p.m. Eastern Time. The conference call can be accessed by dialing (888) 437-3179 or (862) 298-0702. If you are unable to participate during the live call, a replay of the conference call will be available approximately three hours after the completion of the call through May 29, 2023. The replay of the call can be accessed via phone by dialing (877) 660-6853 or (201) 612-7415 and using replay access code 13738699.

About Intellinetics, Inc.

Intellinetics, Inc. (NYSE American: INLX) is enabling the digital transformation. Intellinetics empowers organizations to manage, store and protect their important documents and data. The Company’s flagship solution, the IntelliCloud™ content management platform, delivers advanced security, compliance, workflow and collaboration features critical for highly regulated, risk-intensive markets. IntelliCloud connects documents to users and the processes they support anytime, anywhere to accelerate innovation and empower organizations to think and work in new ways. In addition, Intellinetics offers business process outsourcing (BPO), document and micrographics scanning services, and records storage. From highly regulated industries like Healthcare/Human Service Providers, K-12, Public Safety, and State and Local Governments, to businesses looking to move away from paper-based processes, Intellinetics is the all-in-one, compliant, document management solution. Intellinetics is headquartered in Columbus, Ohio. For additional information, please visit www.intellinetics.com.

Cautionary Statement

Statements in this press release which are not purely historical, including statements regarding future business and growth, future profitability, future market share, future revenues, including 2023 revenues and Adjusted EBITDA, outlook, and future expansion with new and existing customers, cross-selling efforts and other synergies associated with our acquisition of Yellow Folder and the success of our integration efforts; market penetration; execution of Intellinetics’ business plan, strategy, direction and focus; and other intentions, beliefs, expectations, representations, projections, plans or strategies regarding future growth, financial results, and other future events are forward-looking statements. The forward-looking statements involve risks and uncertainties including, but not limited to, the risks associated with the effect of changing economic conditions including inflationary pressures, economic downturn, Intellinetics’ ability to execute on its business plan and strategy, customary risks attendant to acquisitions, trends in the products markets, variations in Intellinetics’ cash flow or adequacy of capital resources, market acceptance risks, the success of Intellinetics’ solutions providers, including human services, health care, and education, technical development risks, and other risks, uncertainties and other factors discussed from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including in Intellinetics’ most recent annual report on Form 10-K as well as subsequently filed reports on Form 8-K. Intellinetics cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Intellinetics disclaims any obligation and does not undertake to update or revise any forward-looking statements in this press release. Expanded and historical information is made available to the public by Intellinetics on its website at www.intellinetics.com or at www.sec.gov.

CONTACT:

FNK IR

Tom Baumann / Rob Fink

646.349.6641 / 646.809.4048

INLX@fnkir.com

Joe Spain, CFO

Intellinetics, Inc.

614.921.8170 investors@intellinetics.com

Non-GAAP Financial Measures

Intellinetics uses non-GAAP Adjusted EBITDA as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP). A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company.

Adjusted EBITDA: Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Loss, which is included in this press release, and not to rely on any single financial measure to evaluate Intellinetics’ financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define “Adjusted EBITDA” as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and transaction costs.

Reconciliation of Net Income to Adjusted EBITDA

	For the Three Months Ended March 31,
	2023	2022
Net income (loss) - GAAP	$112,563	$(20,126)
Interest expense, net	171,436	112,601
Depreciation and amortization	227,718	117,302
Stock-based compensation	118,162	80,460
Change in fair value of earnout liabilities	-	64,204
Transaction costs	-	70,051
Adjusted EBITDA	$629,879	$424,492

Recurring Revenue: Recognized revenue for any applicable period that we characterize as being recurring in nature, without regard to contract start or end dates or renewal rates. It includes the following revenue types: SaaS subscription agreements, maintenance contracts related to perpetual software licenses, storage and retrieval services, and professional services revenues in the nature of business process outsourcing. It excludes revenues of a type that are not expected to recur, primarily perpetual licenses, most document conversion services, and other professional services that are project based. Recurring revenue is not determined by reference to deferred revenue, unbilled revenue, or any other GAAP financial measure over any period, so the Company has not reconciled the Recurring Revenues to any GAAP measure. Recurring revenue should not be extrapolated into a precise prediction of future revenues, because it does not take into account our contract start and end dates and our renewal rates. Management believes that reviewing this metric, in addition to GAAP results, helps investors and financial analysts understand the value of Intellinetics’ recurring revenue streams versus prior periods.

Reconciliation of revenues to recurring revenues:

	For the three months ended March 31,
	2023	2022

Revenues as reported:
Sale of software	$15,293	$64,491
Software as a service	1,238,432	431,221
Software maintenance services	349,542	336,602
Professional services	2,299,289	1,587,948
Storage and retrieval services	284,277	283,250
Total revenues	$4,186,833	$2,703,512

Revenues – recurring only:
Sale of software – recurring	$-	$-
Software as a service – recurring	1,177,333	366,262
Software maintenance services – recurring	349,542	336,602
Professional services – recurring	669,685	663,905
Storage and retrieval services – recurring	235,001	202,221
Total recurring revenues	$2,431,561	$1,568,990

Revenues – non-recurring only:
Sale of software – non-recurring only	$15,293	$64,491
Software as a service – non-recurring only[1]	61,099	64,959
Software maintenance services – non-recurring only	-	-
Professional services – non-recurring only	1,629,604	924,043
Storage and retrieval services – non-recurring only	49,276	81,029
Total non-recurring revenues	$1,755,272	$1,134,522

Total recurring and non-recurring revenues	$4,186,833	$2,703,512

Note 1 – Software as a service non-recurring revenue is comprised of professional services setup fees which are recognized ratably over the initial contract period. They do not renew, and are therefore non-recurring. Under ASC 606, they are deemed essential to the functionality of the subscription Software as a service, and are therefore recognized together with the subscription Software as a service revenue.

INTELLINETICS, INC. and SUBSIDIARIES

Condensed Consolidated Balance Sheets

	(unaudited)
	March 31,	December 31,
	2023	2022

ASSETS
Current assets:
Cash	$1,419,138	$2,696,481
Accounts receivable, net	1,182,523	1,121,083
Accounts receivable, unbilled	887,742	596,410
Parts and supplies, net	81,455	73,221
Contract assets	80,577	80,378
Prepaid expenses and other current assets	327,198	325,466
Total current assets	3,978,633	4,893,039

Property and equipment, net	1,029,127	1,068,706
Right of use assets, operating	3,070,782	3,200,191
Right of use asset, finance	147,574	154,282
Intangible assets, net	4,292,069	4,419,646
Goodwill	5,789,821	5,789,821
Other assets	491,464	417,457
Total assets	$18,799,470	$19,943,142

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$368,797	$370,300
Accrued compensation	604,260	411,683
Accrued expenses	153,677	114,902
Lease liabilities, operating - current	708,573	692,074
Lease liability, finance - current	22,918	22,493
Deferred revenues	2,182,276	2,754,064
Earnout liabilities - current	-	700,000
Notes payable - current	696,459	936,966
Total current liabilities	4,736,960	6,002,482

Long-term liabilities:
Notes payable - net of current portion	2,116,087	2,085,035
Notes payable - related party	536,964	529,084
Lease liabilities, operating - net of current portion	2,482,692	2,624,608
Lease liability, finance - net of current portion	127,240	133,131
Total long-term liabilities	5,262,983	5,371,858
Total liabilities	9,999,943	11,374,340

Stockholders’ equity:
Common stock, $0.001 par value, 25,000,000 shares authorized; 4,073,757 shares issued and outstanding at March 31, 2023 and December 31, 2022	4,074	4,074
Additional paid-in capital	30,297,179	30,179,017
Accumulated deficit	(21,501,726)	(21,614,289)
Total stockholders’ equity	8,799,527	8,568,802
Total liabilities and stockholders’ equity	$18,799,470	$19,943,142

INTELLINETICS, INC. and SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended March 31,
	2023	2022

Revenues:
Sale of software	$15,293	$64,491
Software as a service	1,238,432	431,221
Software maintenance services	349,542	336,602
Professional services	2,299,289	1,587,948
Storage and retrieval services	284,277	283,250
Total revenues	4,186,833	2,703,512

Cost of revenues:
Sale of software	8,181	26,193
Software as a service	220,640	91,249
Software maintenance services	16,716	18,300
Professional services	1,187,116	848,167
Storage and retrieval services	108,341	87,766
Total cost of revenues	1,540,994	1,071,675

Gross profit	2,645,839	1,631,837

Operating expenses:
General and administrative	1,554,611	935,691
Change in fair value of earnout liabilities	-	64,204
Transaction costs	-	70,051
Sales and marketing	579,511	352,114
Depreciation and amortization	227,718	117,302
Total operating expenses	2,361,840	1,539,362

Income from operations	283,999	92,475

Interest expense	(171,436)	(112,601)

Net income (loss)	$112,563	$(20,126)

Basic net income (loss) per share:	$0.03	$(0.01)
Diluted net income per (loss) share:	$0.03	$(0.01)

Weighted average number of common shares outstanding - basic	4,073,757	2,830,899
Weighted average number of common shares outstanding - diluted	4,695,106	2,830,899

INTELLINETICS, INC. and SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(unaudited)

	For the Three Months Ended March 31,
	2023	2022

Cash flows from operating activities:
Net income (loss)	$112,563	$(20,126)
Adjustments to reconcile net income (loss) to net cash used in / provided by operating activities:
Depreciation and amortization	227,718	117,302
Bad debt expense (recovery)	20,102	(2,097)
Amortization of deferred financing costs	49,997	25,935
Amortization of debt discount	11,378	26,666
Amortization of right of use asset, financing	6,709	-
Stock issued for services	-	57,500
Stock option compensation	118,162	22,960
Change in fair value of earnout liabilities	-	64,204
Changes in operating assets and liabilities:
Accounts receivable	(81,542)	279,757
Accounts receivable, unbilled	(291,332)	(29,204)
Parts and supplies	(8,234)	10,978
Prepaid expenses and other current assets	(1,931)	(63,583)
Accounts payable and accrued expenses	229,849	85,739
Operating lease assets and liabilities, net	3,992	8,286
Deferred compensation	-	(20,166)
Deferred revenues	(571,788)	(58,583)
Total adjustments	(286,920)	525,694
Net cash used in / provided by operating activities	(174,357)	505,568

Cash flows from investing activities:
Capitalization of internal use software	(112,208)	(29,397)
Purchases of property and equipment	(22,361)	(56,043)
Net cash used in investing activities	(134,569)	(85,440)

Cash flows from financing activities:
Payment of earnout liabilities	(700,000)	-
Principal payments on financing lease liability	(5,467)	-
Repayment of notes payable	(262,950)	-
Net cash used in financing activities	(968,417)	-

Net (decrease) increase in cash	(1,277,343)	420,128
Cash - beginning of period	2,696,481	1,752,630
Cash - end of period	$1,419,138	$2,172,758
		$2,172,758
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$116,110	$60,000
Cash paid during the period for income taxes	$2,499	$1,303